SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                             AMENDED


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date  of  Report (Date of earliest event reported)   November  1,
1993
                                                    . . . . . . .
. . .

                           GTE SOUTH INCORPORATED
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
           (Exact name of registrant as specified in its charter)


             Virginia                  2-36292                56-
0656680
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
         (State  or  other            (Commission            (IRS
Employer
            jurisdiction      of                File      Number)
Identification No.)
       incorporation)


      One Tampa City Center, Tampa, Florida            33602
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code       813-224-
4011
                                                          . . . .
. . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
      (Former name or former address, if changed since last report)
                     GTE SOUTH INCORPORATED

                            FORM 8-K

                       ITEM OF INFORMATION


Item 2.  Acquisition or Disposition of Assets

On November 1, 1993, GTE South Incorporated (the Company) in a series of transactions (the ALLTEL transaction) exchanged its telephone plant in service, materials and supplies and customers (representing 244,000 access lines) in the state of Georgia for similar assets (including 38,000 access lines) in ALLTEL Corporation's (ALLTEL) Illinois operations and $445 million in cash.

This transaction was accounted for as a sale. The net sales proceeds exceeded the book value of assets and liabilities sold and therefore, a gain was recognized on the transaction.

On December 31, 1993, the Company sold its telephone plant in service, materials and supplies and customers (representing 123,000 access lines) in the states of West Virginia and Tennessee to Citizens Utilities Company for $291 million in cash (the Citizens transaction). This transaction was accounted for as a sale. The net sales proceeds exceeded book value and therefore, a gain was recognized on the transaction.

Item 7 includes the (unaudited) Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1993 and Income Statement for the nine-month period ended September 30, 1993 and the Pro Forma Condensed Consolidating Statement of Income for the year ended December 31, 1992. The income statements show the pro forma effects of the ALLTEL and Citizens transactions as if the transactions had taken place as of the beginning of the period. The balance sheet shows the pro forma effects as if the transactions took place at the balance sheet date.

           Item 7.  Financial Statements and Exhibits
PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
                             ASSETS

                    As of September 30, 1993
                     (Thousands of Dollars)

                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS     PRO FORMA
                               SOUTH     TRANSACTION TRANSACTION  CORPORATION

CURRENT ASSETS:
  Cash                     $     7,004   $ 445,500   $ 291,183    $   743,687

  Receivables, net             196,967      (8,063)    (19,108)       169,796

  Materials and supplies,
    at average cost             34,967      (5,090)     (2,331)        27,546

  Property held for sale       630,037    (408,797)   (221,240)            --

  Prepayments and other          7,896          --          --          7,896

    Total current assets       876,871      23,550      48,504        948,925

NET PROPERTY, PLANT
  AND EQUIPMENT              1,399,837      70,000          --      1,469,837

OTHER ASSETS                    67,331          --          --         67,331

      TOTAL ASSETS         $ 2,344,039   $  93,550   $  48,504    $ 2,486,093

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
              LIABILITIES AND SHAREHOLDERS' EQUITY

                    As of September 30, 1993
                     (Thousands of Dollars)

                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS     PRO FORMA
                               SOUTH     TRANSACTION TRANSACTION  CORPORATION
CURRENT LIABILITIES:
  Short-term debt, including
    current maturities     $      7,974  $    (361)  $    (106)   $     7,507
  Long-term debt to be retired                102,900              --                  --
102,900
  Accounts payable               72,867         --          --         72,867
  Accrued taxes                 164,785     27,724      15,068        207,577
  Accrued payroll and
    vacations                    28,648         --          --         28,648
  Accrued dividends              21,358         --          --         21,358
  Accrued interest               16,245         --          --         16,245
  Other                          45,182     (1,277)     (2,946)        40,959
    Total current liabilities                 459,959          26,086              12,016
498,061
LONG-TERM DEBT                  656,799         --          --        656,799
DEFERRED CREDITS, primarily
  deferred income taxes and
  investment tax credits        284,152     57,284      35,015        376,451
PREFERRED STOCK, subject to
  mandatory redemption            3,225         --          --          3,225
SHAREHOLDERS' EQUITY:
  Preferred stock                   412         --          --            412
  Common stock                  473,400         --          --        473,400
  Other capital                   1,187         --          --          1,187
  Reinvested earnings           464,905     10,180(a)           1,473(a)            476,558
    Total shareholders' equity                939,904          10,180               1,473
951,557
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY     $  2,344,039  $  93,550   $  48,504    $ 2,486,093

(a)  Represents the after-tax gain recognized on the transaction.

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
          PRO FORMA CONSOLIDATING STATEMENTS OF INCOME
              Nine Months Ended September 30, 1993
                     (Thousands of Dollars)

                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS     PRO FORMA
                               SOUTH     TRANSACTION TRANSACTION  CORPORATION
Operating revenues:
  Local network services   $   291,043   $ (47,857)  $ (30,189)   $   212,997
  Network access services      301,186     (59,054)    (30,093)       212,037
  Long distance services        23,659          --      (9,859)        13,802
  Equipment sales and services                54,081    (6,680)      (4,275)
43,126
  Other                         62,516      (5,786)     (1,674)        55,056
                               732,485    (119,377)    (76,090)       537,018


Operating expenses:
  Cost of sales and services                 155,384   (26,219)     (15,551)
113,614
  Depreciation and
    amortization               159,364     (28,910)    (17,444)       113,010
  Marketing, selling, general
    and administrative         230,480     (33,793)    (23,776)       172,911
                               545,228     (88,922)    (56,771)       399,535

Net operating income           187,257     (30,455)    (19,319)       137,483

Other (income) deductions:
  Interest expense              52,208         822          --         53,030
  Other income-net                 211         (28)         81            264

Income before income taxes     134,838     (31,249)    (19,400)        84,189

Income taxes                    56,728     (10,581)     (8,356)        37,791

Net income                 $    78,110   $ (20,668)  $ (11,044)   $    46,398

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)
          PRO FORMA CONSOLIDATING STATEMENTS OF INCOME
                  Year Ended December 31, 1992
                     (Thousands of Dollars)

                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS     PRO FORMA
                               SOUTH     TRANSACTION TRANSACTION  CORPORATION
Operating revenues:
  Local network services   $   371,535   $ (60,377)  $ (39,559)   $   271,599
  Network access services      412,604     (78,128)    (42,129)       292,347
  Long distance services        47,947          --     (11,765)        36,182
  Equipment sales and services                79,431    (7,997)      (4,824)                 66,610
  Other                         63,451      (7,709)     (2,071)        53,671
                               974,968    (154,211)   (100,348)       720,409


Operating expenses:
  Cost of sales and services                 204,825   (32,565)     (25,367)                146,893
  Depreciation and
    amortization               206,905     (38,863)    (19,617)       148,425
  Marketing, selling, general
    and administrative         278,666     (43,124)    (29,405)       206,137
                               690,396    (114,552)    (74,389)       501,455

Net operating income           284,572     (39,659)    (25,959)       218,954

Other (income) deductions:
  Interest expense              67,778         806          --         68,584
  Other income-net              (1,711)        563         254           (894)

Income before income taxes     218,505     (41,028)    (26,213)       151,264

Income taxes                    81,251     (15,145)    (10,020)        56,086

Net income                 $   137,254   $ (25,883)  $ (16,193)   $    95,178

[TEXT]
                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   GTE      SOUTH
INCORPORATED
                                                   (Registrant)






Date:  January 13, 1994                   WILLIAM M. EDWARDS, III
                                                     WILLIAM   M.
EDWARDS, III
                                                 Controller
                                             (Chief    Accounting
Officer)